                                                                    EXHIBIT 10.7

                             MERCURY AIR GROUP, INC.
                       2002 MANAGEMENT STOCK PURCHASE PLAN
                            STOCK PURCHASE AGREEMENT

      THIS AGREEMENT made in connection with the 2002 Management Stock Purchase Plan effective as of the 22nd day of May, 2002, by and between Mercury Air Group, Inc., a Delaware corporation, having its principal offices of 5456 McConnell Avenue, Los Angeles, California 90066 (hereinafter referred to as "Mercury"), CFK Partners, an Illinois general partnership ("Seller"), Joseph A. Czyzyk, residing at 8141 Cabora Drive, Playa Del Rey, CA 90293 (hereinafter referred to as "Czyzyk"), Wayne Lovett, residing at 5908 Finecrest, Rancho Palos Verdes, CA 90066 (hereinafter referred to as "Lovett"), Mark Coleman, residing at 16786 Calle de Catalina, Pacific Palisades, California 90272 (hereinafter referred to as "Coleman"), John Enticknap, residing at 1878 Edgemont, Cumming, Georgia 30131 (hereinafter referred to as "Enticknap"), Robert Schlax, residing at 15 Windham Lane, Laguna Miguel, California 92677 (hereinafter referred to as "Schlax"), and Steve Antonoff, residing at 119 South Helberta Avenue, #7, Redondo Beach, California 90277 (hereinafter referred to as "Antonoff", and Czyzyk, Lovett, Coleman, Enticknap, Schlax and Antonoff collectively referred to as the "Purchasers").

                              W I T N E S S E T H:

      WHEREAS, the Purchasers are all key executive officers of Mercury; and

      WHEREAS, Mercury wishes to enter into a transaction with such officers (the "Transaction") to secure the continued services of such officers consistent with past practices; and

      WHEREAS, Mercury and the Seller wish to secure for Mercury the benefits of incentives inherent in ownership of Mercury's Common Stock by its key employees, to encourage Mercury's key employees to increase their interest in the future growth and prosperity of

Mercury, to sustain constructive and imaginative thinking by key employees, to further the identity of interests of key employees as stockholders of Mercury with Mercury's present shareholders, to induce continued employment of its key employees and to enable Mercury to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent executives; and

      WHEREAS, a 2002 Management Stock Purchase Plan was approved by the board of directors of Mercury in furtherance of such Transaction; and

      WHEREAS, Mercury wishes to allow for the Purchasers to purchase the shares from Sellers at $7.50 per share by amending or entering into employment agreements with such officers.

      NOW THEREFORE, in consideration of the mutual covenants and provisions herein contained and subject to the conditions hereinafter set forth, the parties intending to be legally bound, agree as follows:

      FIRST:       COMMON STOCK TO BE SOLD

      Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties contained herein, the Purchasers hereby purchase from Seller and the Seller hereby sells to the Purchasers, at $7.50 per share, that number of unregistered shares of the Common Stock of Mercury Air Group, Inc., $0.01 par value, set forth below (hereinafter referred to as the "Stock") on terms and conditions as hereinafter set forth:

      Purchaser                          Number of Shares
      ---------                          ----------------
      Czyzyk                                  387,650
      Lovett                                   31,896
      Coleman                                  25,000
      Enticknap                                30,000
      Schlax                                   25,000
      Antonoff                                 25,000

      A total of 524,546 shares shall be purchased from Sellers and allocated to this Plan.



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

      SECOND       PURCHASE PRICE

      (a) The purchase price of the Stock is Seven Dollars and 50/100 ($7.50) per share.

      (b) Czyzyk hereby separately and individually purchases Three Hundred Eighty-Seven Thousand Six Hundred Fifty (387,650) shares of such Stock.

      (c) Lovett hereby separately and individually purchases Thirty-One Thousand Eight Hundred Ninety-Six (31,896) shares of such Stock.

      (d) Coleman hereby separately and individually purchases Twenty-Five Thousand (25,000) shares of such Stock.

      (e) Enticknap hereby separately and individually purchases Thirty Thousand (30,000) shares of such Stock.

      (f) Schlax hereby separately and individually purchases Twenty Five Thousand (25,000) shares of such Stock.

      (g) Antonoff hereby separately and individually purchases Twenty Five Thousand (25,000) shares of such Stock.

      (h) Upon closing the Stock being sold herein shall be represented by one or more certificates totaling five hundred twenty-four thousand, five hundred forty-six (524,546) shares. The Transaction between Mercury and Czyzyk shall be reflected in an amendment to his employment agreement and the Transaction between Mercury, Lovett, Coleman, Enticknap, Schlax and Antonoff shall be reflected in their employment agreements.

      THIRD:       INTENTIONALLY DELETED

      FOURTH:      TERMINATION

      As shall be reflected in the employment agreements or amendment to employment agreement, in the event Czyzyk, Lovett, Coleman, Enticknap, Schlax or Antonoff voluntary leave the full-time employment of Mercury or any of its subsidiaries or related companies for



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

any reason whatsoever without the prior written consent of Mercury or in the event Czyzyk, Lovett, Coleman, Enticknap, Schlax or Antonoff are discharged with or without cause, then in any of those events the balance of the purchase price as set forth in Article Seventh shall be immediately due and payable by the defaulting purchaser to Mercury, subject to the provisions set forth in Article Seventh, and the Stock purchased by such defaulting party shall be applied toward the balance of the purchase price against which Seller or Mercury shall have a secured interest as a creditor of the defaulting party.

      FIFTH:       [INTENTIONALLY OMITTED]

      SIXTH:       SELLER'S REPRESENTATIONS

      (a) Seller represents to the Purchasers that it will pay any and all taxes required to be paid and arising out of the sale of the Stock to the Purchasers.

      (b) Seller agrees to sign any and all other documents reasonably required to be signed in order to effectuate the transfer and assignment of the Stock being sold herein to the Purchaser including, but not limited to, the stock certificates with signature guaranteed, along with stock powers.

      SEVENTH:     UNDERTAKING BY MERCURY
                   UNDERTAKING WITH CZYZYK

      (a) Mercury hereby agrees to provide to Czyzyk, in connection with his services to Mercury and pursuant to the terms and conditions set forth in his employment agreement, the funds to purchase the amount of Shares set forth above pursuant to the following terms and conditions:

          In the event Czyzyk voluntarily leaves the full-time employment of Mercury or any of its subsidiaries or related companies for any reason whatsoever without the prior consent of Mercury or Czyzyk is discharged with or without cause (except pursuant to Article 12(a) of his employment agreement or as set forth below) (hereinafter the "Date of Discharge") Czyzyk



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shall be obligated to repay the sums provided by Mercury hereunder, provided, however, that Czyzyk's obligations hereunder shall be forgiven by the percentage equal to the product of (i) 10% and (ii) the number of years from the date hereof to the Date of Discharge, with the number of years calculated on a March 1st fiscal year (so that if for example, the Date of Discharge is April 1, 2004, the number of years calculated hereunder shall be 2). Czyzyk shall have no obligation to repay Mercury if he remains employed by Mercury on or after March 1, 2012. The Stock being held by Bank of America shall be security to Mercury and subordinate to Bank of America for the payment of the balance of the purchase price to Mercury. Mercury shall be granted a secured interest as a creditor of Czyzyk in the event Czyzyk defaults in his obligation to repay Mercury as herein set forth. In the event Czyzyk terminates his employment pursuant to Article 12(a) of his employment agreement or is terminated by Mercury for any reason following an event set forth in Article 12(a) of his employment agreement, or in the event Czyzyk dies or becomes disabled, Czyzyk shall have no further obligation to repay Mercury all or any portion of the purchase price of the Stock purchased hereunder.

                             UNDERTAKING BY MERCURY
                             UNDERTAKING WITH LOVETT

      (b) Mercury hereby agrees to provide to Lovett, in connection with his services to Mercury and pursuant to the terms and conditions set forth in his employment agreement, the funds to purchase the amount of Shares set forth above pursuant to the following terms and conditions:

          In the event Lovett voluntarily leaves the full-time employment of Mercury or any of its subsidiaries or related companies for any reason whatsoever without the prior consent of Mercury, or Lovett is discharged with our without cause (except pursuant to Article 11(a) of his employment agreement or as set forth below) or in the event Lovett dies or becomes disabled, (hereinafter the "Date of Discharge"), Lovett shall be obligated to repay the sums provided by



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Mercury hereunder, provided, however, that Lovett's obligations hereunder shall be forgiven by the percentage equal to the product of (i) 10% and (ii) the number of years from the date hereof to the Date of Discharge, with the number of years calculated on a March 1st fiscal year (so that if, for example, the Date of Discharge is April 1, 2004, the number of years calculated hereunder shall be 2); provided further, that such obligation shall be limited in dollar amount to the net monies received after deducting all expenses incurred from the sale of the shares of common stock of Mercury being held as security for the payment of the shares purchased hereunder. Lovett shall have no obligation to repay Mercury if he remains employed by Mercury on or after March 1, 2012. CFK Partners may, within 90 days following the Date of Discharge, purchase that number of shares of stock (the "Unvested Shares") calculated by multiplying the
(x) total shares of stock purchased by Lovett by (y) the percentage with respect to which the obligation set forth above has not been forgiven, by tendering the Purchase Price per share of stock (as adjusted to reflect any subdivision, combination, or dividend or distribution which has been paid in additional shares of common stock) to Mercury, following which Mercury shall discharge the remainder of Lovett's obligation hereunder. In the event CFK does not exercise its right set forth above, then Mercury shall be obligated to purchase, and Lovett shall be obligated to sell, the Unvested Shares at the price set forth immediately above. The consideration for Mercury's purchase of the Unvested Shares shall be the cancellation of Lovett's remaining obligations hereunder. Mercury shall be granted a secured interest as a creditor of Lovett in the event Lovett defaults in his obligation to Mercury as herein set forth. In the event Lovett terminates his employment pursuant to Article 11(a) of his employment agreement or is terminated by Mercury for any reason following an event set forth in Article 11(a) of his employment agreement, Lovett shall have no further obligation to repay Mercury all or any portion of the purchase price of the stock purchased hereunder.



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

                             UNDERTAKING BY MERCURY
                            UNDERTAKING WITH COLEMAN

      (c) Mercury hereby agrees to provide to Coleman, in connection with his services to Mercury and pursuant to the terms and conditions set forth in his employment agreement, the funds to purchase the amount of Shares set forth above pursuant to the following terms and conditions:

          In the event Coleman voluntarily leaves the full-time employment of Mercury or any of its subsidiaries or related companies for any reason whatsoever without the prior consent of Mercury, or Coleman is discharged with our without cause (except pursuant to Article 11(a) of his employment agreement or as set forth below) (hereinafter the "Date of Discharge"), Coleman shall be obligated to repay the sums provided by Mercury hereunder, provided, however, that Coleman's obligations hereunder shall be forgiven by the percentage equal to the product of (i) 10% and (ii) the number of years from the date hereof to the Date of Discharge, with the number of years calculated on a March 1st fiscal year (so that if, for example, the Date of Discharge is April 1, 2004, the number of years calculated hereunder shall be 2); provided further, that such obligation shall be limited in dollar amount to the net monies received after deducting all expenses incurred from the sale of the shares of common stock of Mercury being held as security for the payment of the shares purchased hereunder. Coleman shall have no obligation to repay Mercury if he remains employed by Mercury on or after March 1, 2012. CFK Partners may, within 90 days following the Date of Discharge, purchase that number of shares of stock (the "Unvested Shares") calculated by multiplying the (x) total shares of stock purchased by Coleman by (y) the percentage with respect to which the obligation set forth above has not been forgiven, by tendering the Purchase Price per share of stock (as adjusted to reflect any subdivision, combination, or dividend or distribution which has been paid in additional shares of common stock) to Mercury, following which Mercury shall discharge the remainder of Coleman's



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

obligation hereunder. In the event CFK does not exercise its right set forth above, then Mercury shall be obligated to purchase, and Coleman shall be obligated to sell, the Unvested Shares. The consideration for Mercury's purchase of the Unvested Shares shall be the cancellation of Coleman's remaining obligations hereunder. Mercury shall be granted a secured interest as a creditor of Coleman in the event Coleman defaults in his obligation to Mercury as herein set forth. In the event Coleman terminates his employment pursuant to Article 11(a) of his employment agreement or is terminated by Mercury for any reason following an event set forth in Article 11(a) of his employment agreement, Coleman shall have no further obligation to repay Mercury all or any portion of the purchase price of the stock purchased hereunder.

                             UNDERTAKING BY MERCURY
                           UNDERTAKING WITH ENTICKNAP

      (d) Mercury hereby agrees to provide to Enticknap, in connection with his services to Mercury and pursuant to the terms and conditions set forth in his employment agreement, the funds to purchase the amount of Shares set forth above pursuant to the following terms and conditions:

          In the event Enticknap voluntarily leaves the full-time employment of Mercury or any of its subsidiaries or related companies for any reason whatsoever without the prior consent of Mercury, or Enticknap is discharged with our without cause (except pursuant to Article 11(a) of his employment agreement or as set forth below) (hereinafter the "Date of Discharge"), Enticknap shall be obligated to repay the sums provided by Mercury hereunder, provided, however, that Enticknap's obligations hereunder shall be forgiven by the percentage equal to the product of (i) 10% and (ii) the number of years from the date hereof to the Date of Discharge, with the number of years calculated on a March 1st fiscal year (so that if, for example, the Date of Discharge is April 1, 2004, the number of years calculated hereunder shall be 2); provided further, that such obligation shall be limited in dollar amount to the net monies received after deducting all expenses incurred from the sale of the shares of common stock of Mercury being held as security for the payment of the shares purchased hereunder. Enticknap shall have no obligation to repay Mercury if he remains employed by Mercury on or after March 1, 2012. CFK Partners may, within 90 days following the Date of Discharge, purchase that number of shares of stock (the "Unvested Shares") calculated by multiplying the (x) total shares of stock purchased by Enticknap by (y) the percentage with respect to which the obligation set forth above has not been forgiven, by tendering the Purchase Price per share of stock (as adjusted to reflect any subdivision, combination, or dividend or distribution which has been paid in additional shares of common stock) to Mercury, following which Mercury shall discharge the remainder of Enticknap's obligation hereunder. In the event CFK does not exercise its right set forth above, then Mercury shall be obligated to purchase, and Enticknap shall be obligated to sell, the Unvested Shares. The consideration for Mercury's purchase of the Unvested Shares shall be the cancellation of Enticknap's remaining obligations hereunder. Mercury shall be granted a secured interest as a creditor of Enticknap in the event Enticknap defaults in his obligation to Mercury as herein set forth. In the event Enticknap terminates his employment pursuant to Article 11(a) of his employment agreement or is terminated by Mercury for any reason following an event set forth in Article 11(a) of his employment agreement, Enticknap shall have no further obligation to repay Mercury all or any portion of the purchase price of the stock purchased hereunder.

                             UNDERTAKING BY MERCURY
                             UNDERTAKING WITH SCHLAX

      (e) Mercury hereby agrees to provide to Schlax, in connection with his services to Mercury and pursuant to the terms and conditions set forth in his employment agreement, the funds to purchase the amount of Shares set forth above pursuant to the following terms and conditions:

          In the event Schlax voluntarily leaves the full-time employment of Mercury or any of its subsidiaries or related companies for any reason whatsoever without the prior consent of Mercury, or Schlax is discharged with our without cause (except pursuant to Article 11(a) of his employment agreement or as set forth below) (hereinafter the "Date of Discharge"), Schlax shall be obligated to repay the sums provided by Mercury hereunder, provided, however, that Schlax's obligations hereunder shall be forgiven by the percentage equal to the product of (i) 10% and (ii) the number of years from the date hereof to the Date of Discharge, with the number of years calculated on a March 1st fiscal year (so that if, for example, the Date of Discharge is April 1, 2004, the number of years calculated hereunder shall be 2); provided further, that such obligation shall be limited in dollar amount to the net monies received after deducting all expenses incurred from the sale of the shares of common stock of Mercury being held as security for the payment of the shares purchased hereunder. Schlax shall have no obligation to repay Mercury if he remains employed by Mercury on or after March 1, 2012. CFK Partners may, within 90 days following the Date of Discharge, purchase that number of shares of stock (the "Unvested Shares") calculated by multiplying the (x) total shares of stock purchased by Schlax by (y) the percentage with respect to which the obligation set forth above has not been forgiven, by tendering the Purchase Price per share of stock (as adjusted to reflect any subdivision, combination, or dividend or distribution which has been paid in additional shares of common stock) to Mercury, following which Mercury shall discharge the remainder of Schlax obligation hereunder. In the event CFK does not exercise its right set forth above, then Mercury shall be obligated to purchase, and Schlax shall be obligated to sell, the Unvested Shares. The consideration for Mercury's purchase of the Unvested Shares shall be the cancellation of Schlax's remaining obligations hereunder. Mercury shall be granted a secured interest as a creditor of Schlax in the event Schlax defaults in his obligation to Mercury as herein set forth. In the event



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

Schlax terminates his employment pursuant to Article 11(a) of his employment agreement or is terminated by Mercury for any reason following an event set forth in Article 11(a) of his employment agreement, Schlax shall have no further obligation to repay Mercury all or any portion of the purchase price of the stock purchased hereunder.

                             UNDERTAKING BY MERCURY
                            UNDERTAKING WITH ANTONOFF

      (d) Mercury hereby agrees to provide to Antonoff, in connection with his services to Mercury and pursuant to the terms and conditions set forth in his employment agreement, the funds to purchase the amount of Shares set forth above pursuant to the following terms and conditions:

          In the event Antonoff voluntarily leaves the full-time employment of Mercury or any of its subsidiaries or related companies for any reason whatsoever without the prior consent of Mercury, or Antonoff is discharged with our without cause (except pursuant to Article 11(a) of his employment agreement or as set forth below) (hereinafter the "Date of Discharge"), Antonoff shall be obligated to repay the sums provided by Mercury hereunder, provided, however, that Antonoff's obligations hereunder shall be forgiven by the percentage equal to the product of (i) 10% and (ii) the number of years from the date hereof to the Date of Discharge, with the number of years calculated on a March 1st fiscal year (so that if, for example, the Date of Discharge is April 1, 2004, the number of years calculated hereunder shall be 2); provided further, that such obligation shall be limited in dollar amount to the net monies received after deducting all expenses incurred from the sale of the shares of common stock of Mercury being held as security for the payment of the shares purchased hereunder. Antonoff shall have no obligation to repay Mercury if he remains employed by Mercury on or after March 1, 2012. CFK Partners may, within 90 days following the Date of Discharge, purchase that number of shares of stock (the "Unvested Shares") calculated by multiplying the (x) total shares of stock



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

purchased by Antonoff by (y) the percentage with respect to which the obligation set forth above has not been forgiven, by tendering the Purchase Price per share of stock (as adjusted to reflect any subdivision, combination, or dividend or distribution which has been paid in additional shares of common stock) to Mercury, following which Mercury shall discharge the remainder of Antonoff's obligation hereunder. In the event CFK does not exercise its right set forth above, then Mercury shall be obligated to purchase, and Antonoff shall be obligated to sell, the Unvested Shares. The consideration for Mercury's purchase of the Unvested Shares shall be the cancellation of Antonoff's remaining obligations hereunder. Mercury shall be granted a secured interest as a creditor of Antonoff in the event Antonoff defaults in his obligation to Mercury as herein set forth. In the event Antonoff terminates his employment pursuant to
Article 11(a) of his employment agreement or is terminated by Mercury for any reason following an event set forth in Article 11(a) of his employment agreement, Antonoff shall have no further obligation to repay Mercury all or any portion of the purchase price of the stock purchased hereunder.

      EIGHT:       PURCHASER REPRESENTATIONS

      (1) Each of Czyzyk, Lovett, Coleman, Enticknap, Schlax and Antonoff represents to Mercury and the Seller that they shall use their best effort to perform their duties assigned to them as employees of Mercury or any of its subsidiaries or related companies consistent with the manner in which they have been performing those duties prior to the execution of this agreement.

      (2) Czyzyk, Lovett, Coleman, Enticknap, Schlax and Antonoff each agree for themselves that for a period of one (1) year following the date on which he is no longer employed by Mercury or any of its subsidiaries he will not, directly or indirectly, or in any capacity, compete or attempt to compete with Mercury, any parent, subsidiary or affiliate of Mercury, or any corporation merged into, or merged or consolidated by Mercury, any parent, subsidiary or affiliate of Mercury as of the date of such termination of employment:



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          (i) By soliciting any customer of Mercury or any of its divisions, subsidiaries, or affiliated companies;

          (ii) By soliciting any contracts which were either being solicited by, or which were under contract with, Mercury or any of its divisions, subsidiaries or affiliated companies during the period of his employment, or by performing or causing to be performed any work which was either being solicited by, or which was under contract with or being performed by, Mercury or any of its divisions, subsidiaries or affiliated companies during said period;

          (iii) By inducing any sales or technical personnel of Mercury or any of its divisions, subsidiaries or affiliated companies to leave the service of Mercury or any of its divisions, subsidiaries or affiliated companies to engage in activities prohibited to the Purchaser under this paragraph, or by employment such personnel for the purpose of engaging in such activities.

      This representation on the part of each of the Purchaser is of the essence of this Agreement without which Mercury would not enter into this Agreement and this representation shall be construed as an agreement independent of any other provision contained herein and shall be enforceable in both law and equity, including by temporary or permanent restraining orders, notwithstanding the existence of any claim or cause of action of the Purchasers or any of them against Mercury, whether predicated on this Agreement or otherwise.

      The parties recognize and agree that there is no adequate remedy at law to compensate Mercury in place of injunctive relief to prevent the Purchasers or any of them from in any way competing with Mercury as hereinabove outlined.

      NINTH:       NON-DISCLOSURE



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

      The Purchasers acknowledge that as a result of their employment with Mercury and/or any of its subsidiaries or related companies he has and will have information concerning Mercury and its business including, but not limited to, the manner in which Mercury establishes its prices to customers for services, supplies and materials sold; the mark-up or profits that Mercury receives for services, supplies and materials Mercury sells to its customers; the names, address and nature of relationship of Mercury's customers to Mercury, the names, address and nature of the relationship of Mercury's suppliers of products, services and/or equipment to Mercury, the nature of Mercury's relationship to its banks; the nature of Mercury's relationship with its employees and subsidiary and related corporations and their employees, banks, unions and customers; the nature of Mercury's financial situation, credit relationships and lines of credit with financial institutions and financial resources; the manner in which Mercury conducts its business with competitors to Mercury, as well as its customers and its employees; the nature of Mercury's relationship with its union; the nature of the Mercury relationship in relation to government services installations and government contracts and the terms and conditions of its contracts, both with governmental agencies and private entities; the cost of product to Mercury; the nature and terms of Mercury's real estate leases and personal property leases that it has entered into at various times with various governmental agencies and private business; the book value, fair market value and liquidation value of Mercury's assets; the general and specific financial condition of Mercury; the nature of various claims, litigations and/or contingencies that may be outstanding between Mercury and other entities or persons; the nature of Mercury's credit relationships with its customers, suppliers and financial institutions and all other information related thereto (hereinafter referred to as "CONFIDENTIAL INFORMATION").

      The Purchasers and each of them acknowledge and agree that the discussion or revealing of such CONFIDENTIAL INFORMATION to any person, firm, entity, corporation, union, financial institution, stockholder of Mercury, competitor of Mercury, customer of Mercury or any other individual, organization or entity could cause substantial irreparable damage to Mercury.

      The Purchaser and each of them agree that they shall not, directly or indirectly, reveal any such CONFIDENTIAL INFORMATION in any way, in any nature to any firm, entity, corporation, union or individual without the prior written consent of Mercury.

      The Purchasers and each of them acknowledge and agree that this Non-Disclosure Agreement on their part is of the essence of this Agreement without which Mercury would not enter into this Agreement and this Non-Disclosure Agreement shall be construed as an agreement independent of any other provision contained herein and shall be enforceable in both law and equity, including by temporary of permanent restraining orders, notwithstanding the existence or any claim or cause of action of the Purchasers or any of them against Mercury whether predicated on this Agreement or otherwise.

      The parties recognize and agree that there is no adequate remedy at law to compensate Mercury in place of injunctive relief to prevent the Purchasers or any of them from revealing any such CONFIDENTIAL INFORMATION to outside parties or entities.

      TENTH:       APPROVAL OF BOARD OF DIRECTORS

      This Stock Purchase Agreement and the terms and conditions therein are subject to the prior approval of the Board of Directors of Mercury, through formal executed resolutions of the Board of Directors of Mercury.

      ELEVENTH:    CONSTRUCTION

      This Agreement and other documents shall be governed by and construed in accordance with the laws of the State of California. Any action or proceeding in connection with this Agreement or any of the other documents may be brought in a court of record of the State of

California, the parties hereby consenting to the jurisdiction thereof, and services of process may be made upon any party by mailing a copy of the summons to such party, by registered or certified mail, at its address to be used for the giving of notices under this Agreement. In any action or proceeding relating to this Agreement and/or any other document, the parties mutually waive trial by jury and the parties waive any claim that Los Angeles County is an inconvenient forum.

      TWELFTH:     NON-WAIVER

      All representations, warranties and agreements made by the Purchasers, Mercury and the Seller in this Agreement or pursuant hereto shall survive the closing. No action or omission by Purchaser, Mercury or Seller shall constitute a wavier of any of the covenants, warranties or representations, unless such waiver shall be executed in writing by the party for whose benefit such covenant, warranty or representation is designed.

      THIRTEENTH:  OTHER DOCUMENTS

      The parties shall execute such other documents as may be reasonably necessary for the implementation and consummation of this Agreement.

      FOURTEENTH:  RESTRICTION ON TRANSFER OF THE STOCK

      Except as otherwise provided herein, Purchasers may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Stock, or any right or interest therein, while any obligation to Mercury is owed hereunder. Any purported sale, transfer (including involuntary transfers initiated by operation of legal process), hypothecation or disposition of any of the Stock or any right or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

      FIFTEENTH:   PLEDGE AND ESCROW



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

      Purchasers hereby grant to Mercury a security interest in the Stock, pledge and hypothecate the Stock to Mercury, and deposit the certificates evidencing the Stock (the "Certificates") with Mercury's Corporate Counsel as collateral security for the full, faithful and timely performance by Purchaser of its obligations under this Agreement. The Stock is also delivered to Mercury's Corporate Counsel pursuant to the terms of this Agreement to be held in escrow in order to ensure performance of all repurchase rights Mercury may have in the Stock as and when such right becomes exercisable. The Certificates, together with a stock assignment duly executed in blank with signatures appropriately guaranteed or witnessed, are being retained by Mercury's Corporate Counsel, as the pledgeholder and escrow holder for the Stock.

      SIXTEENTH:   LEGENDS ON CERTIFICATES

      Any and all certificates now or hereafter issued evidencing Stock which is purchased hereunder shall have endorsed upon them a legend substantially as follows:

            "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK PURCHASE AGREEMENT UNDER THE 2002 MANAGEMENT STOCK PURCHASE PLAN, AND RELATED EMPLOYMENT AGREEMENTS, COPIES OF WHICH AGREEMENTS ARE ON FILE AT THE PRINCIPAL OFFICE OF MERCURY AIR GROUP, INC."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

      SEVENTEENTH: MISCELLANEOUS

      In the event litigation ensues as a result of the terms and conditions of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees and costs of suit.

      EIGHTEENTH:  NOTICES

      All necessary notices, demands and required or permitted to be given under the provisions of this Agreement shall be deemed duly given if mailed by certified mail, return receipt requested, postage prepaid and addressed as follows:

      (a) If to be given to Mercury:
          5456 McConnell Avenue
          Los Angeles, California  90066
          Attention:  Board of Directors

      (b) If to be given to Seller:

          CFK Partners
          20 North Wacker Drive
          Suite 2520
          Chicago, Illinois  60606

      (c) If to be given to Purchasers:

          Joseph A. Czyzyk
          8141 Cabora Drive
          Playa Del Rey, California  90293

          Wayne J. Lovett
          5908 Finecrest
          Rancho Palos Verdes, California  90066

          Mark Coleman
          16786 Calle de Catalina
          Pacific Palisades, California  90272

          John Enticknap
          1878 Edgemont
          Cumming, Georgia  30131

          Robert Schlax
          15 Windham Lane
          Laguna Miguel, California  92677

          Steve Antonoff
          119 South Helberta Avenue
          Redondo Beach, California  90277

      NINETEENTH:  ENTIRE AGREEMENT

      This Agreement, together with all Exhibits attached hereto, contains all of the terms agreed upon by the parties with respect to the subject matter hereof and may be modified and amended only by a writing signed by the parties and approved by the Board of Directors, where required.

      TWENTIETH:   HEADINGS

      The headings of the paragraphs of this Agreement are for the convenience of reference only and do not form a part thereof and in no way modify, interpret or construe the meanings of the parties.

      TWENTY-FIRST: COUNTERPARTS

      This Agreement may be signed upon any number of counterparts with the same effect as if the signature to each were upon the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first above written.

[SEAL]
                                          Mercury Air Group, Inc.


                                          By: /s/ Joseph A. Czyzyk
                                             -----------------------------------
                                              Joseph A. Czyzyk, President


                                          CFK Partners

                                          By:  /s/ Frederick H. Kopko, Jr.
                                             -----------------------------------
                                               Partner


                                          /s/ Joseph A. Cyzyk
                                          --------------------------------------
                                          Joseph A. Czyzyk

                                          /s/ Wayne J. Lovett
                                          --------------------------------------
                                          Wayne J. Lovett


                                          /s/ Mark Coleman
                                          --------------------------------------
                                          Mark Coleman


                                          /s/ John Enticknap
                                          --------------------------------------
                                          John Enticknap


                                          /s/ Robert Schlax
                                          --------------------------------------
                                          Robert Schlax


                                          /s/ Steve Antonoff
                                          --------------------------------------
                                          Steve Antonoff

STATE OF CALIFORNIA    )
                       )   ss:
COUNTY OF LOS ANGELES  )

      On the ____ day of _________, 2002, before me personally came JOSEPH A. CZYZK, to me known, who being by me duly sworn, did depose and say that he is the Chief Executive Officer of Mercury Air Group, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                          ______________________________________
                                          Notary Public

My Commission Expires:

______________________________________



STATE OF CALIFORNIA    )
                       )   ss:
COUNTY OF LOS ANGELES  )

      On the ____ day of _________, 2002, before me personally came JOSEPH A. CYZYZK, to me known, who being by me duly sworn, did depose and say that he is the person described herein and who executed the foregoing instrument.


                                          ______________________________________
                                          Notary Public

My Commission Expires:

______________________________________

STATE OF CALIFORNIA    )
                       )   ss:
COUNTY OF LOS ANGELES  )

      On the ____ day of _________, 2002, before me personally came WAYNE J. LOVETT, to me known, who being by me duly sworn, did depose and say that he is the person described herein and who executed the foregoing instrument.


                                          ______________________________________
                                          Notary Public

My Commission Expires:

______________________________________





STATE OF CALIFORNIA    )
                       )   ss:
COUNTY OF LOS ANGELES  )

      On the ____ day of ___________, 2002, before me personally came MARK COLEMAN, to me known, who being by me duly sworn, did depose and say that he is the person described herein and who executed the foregoing instrument.


                                          ______________________________________
                                          Notary Public

My Commission Expires:

______________________________________

STATE OF CALIFORNIA    )
                       )   ss:
COUNTY OF LOS ANGELES  )

      On the ____ day of __________, 2002, before me personally came JOHN ENTICKNAP, to me known, who being by me duly sworn, did depose and say that he is the person described herein and who executed the foregoing instrument.


                                          ______________________________________
                                          Notary Public

My Commission Expires:

______________________________________





STATE OF CALIFORNIA    )
                       )   ss:
COUNTY OF LOS ANGELES  )

      On the ____ day of _________, 2002, before me personally came ROBERT SCHLAX, to me known, who being by me duly sworn, did depose and say that he is the person described herein and who executed the foregoing instrument.


                                          ______________________________________
                                          Notary Public

My Commission Expires:

______________________________________

STATE OF CALIFORNIA    )
                       )   ss:
COUNTY OF LOS ANGELES  )

      On the ____ day of ___________, 2002, before me personally came STEVE ANTONOFF, to me known, who being by me duly sworn, did depose and say that he is the person described herein and who executed the foregoing instrument.


                                          ______________________________________
                                          Notary Public

My Commission Expires:

______________________________________